EXHIBIT 10.3

                                  ELCOTEL, INC.

                             1999 STOCK OPTION PLAN

      1. Definitions

            As used in this Plan, the following definitions apply to the terms indicated below:

            1. "Board" means the Board of Directors of the Company.

            2. "Change of Control" means the occurrence of any one or more of the following events: (i) if any transaction occurs whereby substantially all of the assets of the Company are transferred, exchanged or sold to a non-affiliated third party other than in the ordinary course of business; (ii) if a merger or consolidation involving the Company occurs and the stockholders of the Company immediately before such merger or consolidation do not own immediately after such merger or consolidation at least fifty percent (50%) of the outstanding common stock of the surviving entity or the entity into which the common stock of the Company is converted; or (iii) if any person (including without limitation any individual, partnership or corporation), other than Fundamental Management Corporation and its affiliates or other than Wexford Management LLC and its affiliates, becomes the owner, directly or indirectly, of securities of the Company or its successor (or a parent company thereof) representing thirty-five percent (35%) or more of the combined voting power of the Company's or its successor's (or a parent's, as the case may be) securities then outstanding.

            3. "Committee" means the Compensation and Stock Option Committee appointed by the Board from time to time to administer the Plan. The Committee shall consist of at least two persons, who shall be directors of the Company and, while the Company has any class of equity securities registered pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"), who shall satisfy the requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor rule or regulation adopted by the Securities and Exchange Commission which exempts certain transactions from
Section 16(b) of the Exchange Act.

            4. "Company" means Elcotel, Inc., a Delaware corporation.

            5. "Fair Market Value" of a Share on a given day means: (i) if the Shares are listed or admitted to trading on a national securities exchange or the National Association of Securities Dealers Automated Quotation System National Market System ("NMS"), then the closing sale price on such exchange or NMS on such date, or, if no trading occurred on such date, then on the closest preceding date on which the Shares were traded; (ii) if the Shares are not so listed or admitted but are reported by the National Association of Securities Dealers Automated Quotation System, the mean between the highest asked price and the lowest bid price, as reported on the National Association of Securities Dealers Automated Quotation System on such date; or (iii) if the


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Shares are not so listed or admitted,  the Fair Market Value shall be determined by the Committee taking into account all relevant facts and circumstances.

            6. "Grantee" means a person to whom an Option is granted under this Plan.

            7. "Option" means a right to purchase Shares under the terms and conditions of this Plan as evidenced by an option certificate or agreement for Shares in such form, not inconsistent with this Plan, as the Committee may adopt for general use or for specific cases from time to time.

            8. "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of granting an Option, each of the corporations in the unbroken chain (other than the Company) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

            9. "Plan" means this Elcotel, Inc. 1999 Stock Option Plan, including any amendments to the Plan.

            10. "Share" means a share of the Company's common stock, par value $.01 per share.

            11. "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting an Option, each of the corporations in the unbroken chain (other than the last corporation in the chain) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

            12. Options shall be deemed "granted" under this Plan on the date on which the Committee, by appropriate action, approves the grant of an Option hereunder or on such subsequent date as the Committee may designate.

            13. As used herein, the masculine includes the feminine, the plural includes the singular, and the singular includes the plural.

      2. Purpose

            The purposes of the Plan are as follows.

            1. To secure for the Company and its stockholders the benefits arising from share ownership by those senior executive officers of the Company and its Subsidiaries who will be responsible for the Company's future growth and continued success. The Plan is intended to provide an incentive to senior executive officers by providing them with an opportunity to acquire an equity interest or increase an existing equity interest in the Company, thereby increasing their personal stake in its continued success and progress.


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            2. To enable the Company and its  Subsidiaries  to obtain and retain the services of senior executive officers, by providing such senior executive officers with an opportunity to acquire Shares under the terms and conditions and in the manner contemplated by this Plan.

      3. Plan Adoption and Term

            1. This Plan shall become effective upon its adoption by the Board, and Options may be issued upon such adoption and from time to time thereafter.

            2. Subject to the provisions hereinafter contained relating to amendment or discontinuance, this Plan shall continue to be in effect for five
(5) years from the date of adoption of this Plan by the Board. No Options may be granted hereunder except within such period of five (5) years.

      4. Administration of Plan

            1. This Plan shall be administered by the Committee. Except as otherwise expressly provided in this Plan, the Committee shall have authority to interpret the provisions of the Plan, to construe the terms of any Option, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of Options granted hereunder, and to make all other determinations in the judgment of the Committee necessary or desirable for the administration of the Plan. Without limiting the foregoing, the Committee shall, to the extent and in the manner contemplated herein, exercise the discretion granted to it to determine to whom Options shall be granted, how many Shares shall be subject to each such Option, whether a Grantee shall be required to surrender for cancellation an outstanding Option as a condition to the grant of a new Option, and the prices at which Shares shall be sold to Grantees. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency.

            2. No member of the Committee shall be liable for any action taken or omitted or any determination made by him in good faith relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any act or omission in connection with the Plan, unless arising out of such person's own fault or bad faith.

            3. Any power granted to the Committee either in this Plan or by the Board, may at any time be exercised by the Board, and any determination by the Committee shall be subject to review and approval or reversal or modification by the Board.


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      5. Eligibility

            Senior executive officers of the Company and its Subsidiaries shall be eligible for selection by the Committee to be granted Options. A senior executive officer who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options if the Committee shall so determine.

      6. Options

            1. Subject to adjustment as provided in Paragraph 13 hereof, Options may be granted pursuant to the Plan for the purchase of not more than 539,988 Shares; provided, however, that if prior to the termination of the Plan, an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased Shares subject thereto shall again be available for the purposes of the Plan. Options to purchase not more than 539,988 Shares may be granted to one Grantee.

            2. All Options granted under this Plan shall be non-qualified options.

      7. Option Price

            The purchase price per Share deliverable upon the exercise of an Option shall be determined by the Committee.

      8. Duration of Options

            Each Option and all rights thereunder shall expire and the Option shall no longer be exercisable on that date five (5) years from the date on which the Option was granted. Options may expire and cease to be exercisable on such earlier date as the Committee may determine at the time of grant. Options shall be subject to termination before their expiration date as provided herein.

      9. Conditions Relating to Exercise of Options

            1. The Shares subject to any Option may be purchased at any time during the term of the Option, unless, at the time an Option is granted, the Committee shall have fixed a specific period or periods in which exercise must take place. To the extent an Option is not exercised when it becomes initially exercisable, or is exercised only in part, the Option or remaining part thereof shall not expire but shall be carried forward and shall be exercisable until the expiration or termination of the Option. Partial exercise as to whole Shares is permitted from time to time, provided that no partial exercise of an Option shall be for a number of Shares having a purchase price of less than $100.

            2. No Option shall be transferable by the Grantee thereof other than by will or by the laws of descent and distribution, and Options shall be exercisable during the lifetime of a Grantee only by such Grantee or by his or her guardian or legal representative.


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            3.  Certificates for Shares purchased upon exercise of Options shall be issued either in the name of the Grantee or in the name of the Grantee and another person jointly with the right of survivorship. Such certificates shall be delivered as soon as practical following the date the Option is exercised.

            4. An Option shall be exercised by the delivery to the Company at its principal office, to the attention of its Secretary, of written notice of the number of Shares with respect to which the Option is being exercised, and of the name or names in which the certificate for the Shares is to be issued, and by paying the purchase price for the Shares. The purchase price shall be paid in cash or by certified check or bank cashier's check. Alternatively, the purchase price may be paid by delivering to the Company:

                  (1) Shares (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by the Grantee having a Fair Market Value equal to the purchase price; or

                  (2) a notarized statement attesting to ownership of the number of Shares which are intended to be used at Fair Market Value to pay the purchase price, with the certificate number(s) thereof, and requesting that only the incremental number of Shares as to which the Option is being exercised be issued by the Company.

            5. Notwithstanding any other provision in this Plan, no Option may be exercised unless and until the Shares to be issued upon the exercise thereof have been registered under the Securities Act of 1933 and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration. The Company shall not be under any obligation to register under applicable Federal or state securities laws any Shares to be issued upon the exercise of an Option granted hereunder, or to comply with an appropriate exemption from registration under such laws in order to permit the exercise of an Option or the issuance and sale of Shares subject to such Option. If the Company chooses to comply with such an exemption from registration, the certificates for Shares issued under the Plan, may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Shares represented thereby, and the Committee may also give appropriate stop-transfer instructions to the transfer agent of the Company.

            6. Any person exercising an Option or transferring or receiving Shares shall comply with all regulations and requirements of any governmental authority having jurisdiction over the issuance, transfer or sale of securities of the Company or over the extension of credit for the purposes of purchasing or carrying any margin securities, or the requirements of any stock exchange on which the Shares may be listed, and as a condition to receiving any Shares, shall execute all such instruments as the Committee in its sole discretion may deem necessary or advisable.

            7. Each Option shall be subject to the requirement that if the Committee shall determine that the listing, registration or qualification of the Shares subject to such Option upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental or regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issuance or purchase of Shares thereunder, such Option may not be exercised in


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whole or in part unless such listing,  registration,  qualification,  consent or approval shall have been effective or obtained free of any conditions not acceptable to the Committee.

      10. Effect of Termination of Employment

            1. In the event a Grantee's employment is (i) terminated by the Company For Cause (as defined in any employment agreement between the Company and the Grantee), or (ii) terminated by the Grantee for any reason, the Options shall cease vesting as of the date that the Company or the Grantee provides notice of such termination, and any unvested Options as of such date shall immediately terminate and become void.

            2. In the event the Grantee's employment is terminated by the Company other than for Cause (as defined in any employment agreement between the Company and the Grantee), any Options held by the Grantee that would have vested, if the Grantee's employment had not been terminated, during the (12) twelve months after such termination or such lesser period through the end of the term of any employment agreement between the Grantee and the Company shall immediately vest.

            3. Whether an authorized leave of absence or absence in military or government service shall constitute termination of employment shall be determined by the Committee. Transfer of employment between the Company and a Subsidiary corporation or between one Subsidiary corporation and another shall not constitute termination of employment.

      11. No Special Employment Rights

            Nothing contained in the Plan or in any Option shall confer upon any Grantee any right with respect to the continuation of his or her employment by the Company or a Subsidiary or interfere in any way with the right of the Company or a Subsidiary, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Grantee from the rate in existence at the time of the grant of an Option.

      12. Rights as a Stockholder

            The Grantee of an Option shall have no rights as a stockholder with respect to any Shares covered by an Option until the date of issuance of a certificate to him for such Shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date occurs prior to the date of issuance of such certificate.


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      13. Anti-dilution Provision

            1. In case the Company shall, by stock dividend, stock split, combination, reclassification or exchange, or through merger, consolidation or otherwise, change its shares of Common Stock into a different number, kind or class of shares or other securities or property, then the Board shall arrange for the successor or surviving corporation, if any, to grant replacement options, or to adjust appropriately the number of shares covered by the Options and the price of each share. The determination of the Board shall be conclusive.

            2. Upon the occurrence of a Change of Control, all unvested Options shall become immediately exercisable in their entirety.

      14. Withholding Taxes

            Whenever an Option is to be exercised under the Plan, the Company shall have the right to require the Grantee, as a condition of exercise of the Option, to remit to the Company an amount sufficient to satisfy the Company's (or a Subsidiary's) Federal, state and local withholding tax obligation, if any, that will, in the sole opinion of the Committee, result from the exercise. In addition, the Company shall have the right, at the sole discretion of the Committee, to satisfy any such withholding tax obligation by retention of Shares issuable upon such exercise having a Fair Market Value on the date of exercise equal to the amount to be withheld.

      15. Amendment of the Plan

            The Board may at any time and from time to time terminate or modify or amend the Plan in any respect except to the extent that stockholder approval of such amendment is required by applicable law or the rules of any national securities exchange or any automated quotation system. The termination or modification or amendment of the Plan shall not, without the consent of a Grantee, affect his rights under an Option previously granted to him or her. With the consent of the Grantee, the Board may amend outstanding Options in a manner not inconsistent with the Plan.

      16. Miscellaneous

            1. It is expressly understood that this Plan grants powers to the Committee but does not require their exercise; nor shall any person, by reason of the adoption of this Plan, be deemed to be entitled to the grant of any Option; nor shall any rights begin to accrue under the Plan except as Options may be granted hereunder.

            2. All expenses of the Plan, including the cost of maintaining records, shall be borne by Company.

      17. Governing Law

            This Plan and all rights hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware.

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